UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

Miromatrix Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40518	27-1285782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6455 Flying Cloud Drive, Suite 107

Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 942-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MIRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 30, 2023, by Miromatrix Medical Inc., a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 29, 2023, with United Therapeutics Corporation, a Delaware public benefit corporation (“Parent”), and Morpheus Subsidiary Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, on November 13, 2023, Purchaser commenced a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock, par value $0.00001 per share, of the Company (“Common Stock” or the “Shares”) in exchange for (a) $3.25 per Share in cash payable at closing, without interest and less any required tax withholding (the “Cash Consideration”), plus (b) one contingent value right per Share (each, a “CVR” and collectively, the “CVRs”), which will represent the contractual right to receive up to $1.75 per CVR in cash, without interest and less any required tax withholding (the “Milestone Payment”), upon the achievement of a certain specified milestone (the “Milestone”) in accordance with the terms and subject to the conditions of the Contingent Value Rights Agreement (the “CVR Agreement”), dated as of December 12, 2023, by and between Parent and Continental Stock Transfer & Trust Company, a New York corporation, as rights agent (the “Rights Agent”) (the Cash Consideration plus one CVR, collectively, the “Offer Consideration”).

The foregoing description of the CVR Agreement does not purport to be complete and is qualified by reference to the full text of the CVR Agreement, a copy of which is filed as Exhibit 2.2 hereto, and is incorporated herein by reference.

The Offer expired as scheduled at one minute after 11:59 p.m., New York City time, on December 11, 2023 (such date and time, the “Expiration Date”) and was not extended. Continental Stock Transfer & Trust Company, in its capacity as paying agent for the Offer, advised that, as of the Expiration Date, a total of 22,876,102 Shares were validly tendered and “received” (as defined in Section 251(h) of the Delaware General Corporation Law, as amended (the “DGCL”)) by the Paying Agent and not validly withdrawn pursuant to the Offer, which Shares, together with all other Shares beneficially owned by Purchaser and its affiliates, represented approximately 83.43% of the Shares outstanding as of the Expiration Date. As of the Expiration Date, the number of Shares validly tendered and not validly withdrawn pursuant to the Offer, together with all other Shares beneficially owned by Purchaser and its affiliates, satisfied the Offer condition that there be validly tendered in the Offer and not validly withdrawn a number of Shares that, together with all other Shares, if any, owned by Purchaser and its affiliates (as defined in Section 251(h)(6)(a) of the DGCL), represent at least a majority of the Shares outstanding at the expiration of the Offer. On December 12, 2023, Purchaser irrevocably accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer.

Following the consummation of the Offer, subject to the conditions set forth in the Merger Agreement, in accordance with Section 251(h) of the DGCL and without a meeting or a vote of the Company’s stockholders, on December 13, 2023, Purchaser was merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share, other than (a) Shares (i) held in the treasury of the Company, (ii) irrevocably accepted for purchase in the Offer or (iii) owned at the commencement of the Offer by Parent, Purchaser or any direct or indirect wholly owned subsidiary of Parent, Purchaser or the Company and (b) Dissenting Shares (as defined in the Merger Agreement), converted automatically into the right to receive the Offer Consideration.

Pursuant to the Merger Agreement, at the Effective Time, options to purchase Shares (each, a “Company Stock Option”), restricted stock units (each, a “Company RSU”), and warrants to purchase Shares (each, a “Company Warrant”) were treated as follows:

•	In-the-Money Options. At the Effective Time, each Company Stock Option, whether vested or unvested, that was outstanding immediately prior to the Effective Time, and which had an exercise price per Share that was less than the amount of the Cash Consideration (each, an “In-the-Money Option”), was canceled and converted into the right to receive (i) an amount in cash (without interest and less any required withholding tax) equal to the product of (A) the excess of the amount of the Cash Consideration over the exercise price per Share of such In-the-Money Option and (B) the number of Shares subject to such In-the-Money Option (without regard to vesting), and (ii) a number of CVRs equal to the number of Shares subject to such In-the-Money Option immediately prior to the Effective Time (without regard to vesting).

•	Contingent-In-the-Money Options. At the Effective Time, each Company Stock Option, whether vested or unvested, that was outstanding immediately prior to the Effective Time, and which had an exercise price per Share that was equal to or greater than the amount of the Cash Consideration and less than the sum of the amount of the Cash Consideration and the maximum amount payable under a CVR (each, a “Contingent-In-the-Money Option”), was cancelled and converted into the right to receive a number of CVRs equal to the number of Shares underlying such Contingent-In-the-Money Option; provided, that the payment, if any, under each CVR will be reduced by the amount by which the exercise price per Share exceeds the amount of the Cash Consideration. The cancellation of such Contingent-In-the-Money Options did not entitle the holder thereof to receive any Cash Consideration at the Effective Time.

•	Out-of-the-Money Options. At the Effective Time, each Company Stock Option, whether vested or unvested, that was outstanding immediately prior to the Effective Time, and which had an exercise price per Share that was greater than or equal to the sum of the amount of the Cash Consideration and the maximum amount payable under a CVR, was cancelled for no consideration.

•	Company RSUs. At the Effective Time, each Company RSU, whether vested or unvested, that was outstanding immediately prior to the Effective Time, was cancelled and automatically converted into the right of the holder thereof to receive, for each Share underlying such Company RSU (without regard to vesting), the Offer Consideration.

•	Company Warrants. (i) Each Company Warrant that was outstanding immediately prior to the Effective Time, and which had an exercise price per Share that was less than the amount of the Cash Consideration, was treated in the same manner as each In-the-Money Option, (ii) each Company Warrant that was outstanding immediately prior to the Effective Time, and which had an exercise price per Share that was equal to or greater than the amount of the Cash Consideration and less than the sum of the amount of the Cash Consideration and the maximum amount payable under a CVR, was treated in the same manner as each Contingent-In-the-Money Option, and (iii) each Company Warrant that was outstanding immediately prior to the Effective Time, and which had an exercise price per Share that was greater than or equal to the sum of the amount of the Cash Consideration and the maximum amount payable under a CVR, was treated in the same manner as each Out-of-the-Money Option, in each case, including with respect to the form of consideration payable, if any.

The foregoing description of the Offer, the Merger and the Merger Agreement is subject to, and qualified by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 30, 2023 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 12, 2023, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated consummation of the Merger on December 13, 2023 and requested that Nasdaq halt trading of the Common Stock effective as of 8:00 p.m., Eastern time, on December 12, 2023.

On December 13, 2023, the Company notified Nasdaq of the consummation of the Merger and requested that Nasdaq file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist the Common Stock from Nasdaq and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Offer and the consummation of the Merger in accordance with Section 251(h) of the DGCL, a change in control of the Company occurred. At the Effective Time, the Company became a wholly-owned subsidiary of Parent. Parent paid the Offer Consideration using cash on hand.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, (i) each of William Burke, Jeffrey Ross, John Erb, Paul Buckman, Lisa Wipperman Heine and Peter Maag resigned from his or her respective position as a member of the Company’s board of directors, and any committee thereof, effective as of the Effective Time (which resignations were tendered in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies, or practices), and (ii) James Edgemond and Paul Mahon became the directors of the Company, effective as of the Effective Time. Biographical and other information with respect to Mr. Edgemond and Mr. Mahon was previously disclosed in Schedule I to the Offer to Purchase (the “Offer to Purchase”), a copy of which is attached as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the SEC by Parent and Purchaser on November 13, 2023, as subsequently amended, and incorporated herein by reference.

In accordance with the terms of the Merger Agreement, the officers of the Purchaser immediately prior to the Effective Time became the officers of the Company from and after the Effective Time, in each case, until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified. Following the Effective Time, the persons listed in the table below are the executive officers of the Company. Certain biographical and other information with respect to the new executive officers was previously disclosed in Schedule I to the Offer to Purchase, which is incorporated herein by reference, and such information is supplemented by the information provided below.

Executive Officer (Title)	Age	Additional Information
Martine Rothblatt (Chief Executive Officer)	69	See Schedule I to the Offer to Purchase for additional information.
Jeffrey Ross (President)	48	Jeffrey Ross previously served as Chief Executive Officer of the Company since 2017, and as a Director of the Company since October 2019.
Michael Benkowitz (Chief Operating Officer)	52	See Schedule I to the Offer to Purchase for additional information.
James Edgemond (Chief Financial Officer and Treasurer)	56	See Schedule I to the Offer to Purchase for additional information.
Paul Mahon (Executive Vice President, General Counsel, and Corporate Secretary)	60	See Schedule I to the Offer to Purchase for additional information.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the second amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company were amended and restated in their entirety, in each case, effective as of the Effective Time. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 29, 2023, by and among Miromatrix Medical Inc., United Therapeutics Corporation, and Morpheus Subsidiary Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 30, 2023).

2.2*	Contingent Value Rights Agreement, dated as of December 12, 2023, by and between United Therapeutics Corporation and Continental Stock Transfer & Trust Company.

3.1	Amended and Restated Certificate of Incorporation of Miromatrix Medical Inc.

3.2	Amended and Restated Bylaws of Miromatrix Medical Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to supplementally furnish to the SEC upon request any omitted schedules or similar attachments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2023	Miromatrix Medical Inc.

	By:	/s/ John S. Hess, Jr.
	Name:	John S. Hess, Jr.
	Title:	Executive Vice President, Deputy General Counsel, and Assistant Corporate Secretary